RBB
                             FAMILY OF MUTUAL FUNDS
                         A TRADITION OF BUILDING WEALTH
                                 [LOGO OMITTED]





                         Government Securities Portfolio




                               Semi-Annual Report
                                February 28, 1997

                                 THE RBB FAMILY
                               THE RBB FUND, INC.
                     SEMI-ANNUAL INVESTMENT ADVISER'S REPORT
                         GOVERNMENT SECURITIES PORTFOLIO


     Economic activity continued its sawtooth pattern in the second half of 1996 by dipping sharply in the third quarter but recovering strongly in the last three months.Fourth quarter GDP was initially reported at 4.7%, led by gains in industrial production, capacity utilization and housing.The pace of new job creation also continued strong and market sentiment began to focus on the possibility that wage pressures might raise inflation. For the year, both the consumer and producer price indices showed gains of about 3%, however, the core rates, excluding the more volatile food and energy components were less troubling. The Federal Reserve maintained a close watch over the markets and was often thought to be on the verge of tightening monetary policy. This increased the volatility of short-term rates during the period, but no change in monetary policy was effected.The Fed's strongest impact on the markets was in early December when the chairman spoke of the "irrational exuberance" that existed and warned investors of sudden changes in fortune. The markets weakened for a short while, but by the middle of February, the Dow Jones Industrial Average, for example, had another added 600 points to its upward climb.

     For the period beginning September 1, 1996 and ending February 28, 1997 interest rates declined across the yield curve.The yield curve, as measured by the 3 month to 30 year treasury issues, flattened by 25 basis points from 184 on September 1 to 159 by February 28. During this period, the intermediate area of the curve in the government market was the best performer.The Government Securities portfolio was fully invested as cash equivalents declined from 11.3% on September 1 to 2.2% by February 28 and the average weighted maturity increased to 7.1 years from 6.6 years.

     Looking ahead, the course of monetary policy will be closely watched and hotly debated. Chairman Greenspan has already warned the markets about a "preemptive strike" on interest rates to prevent a rekindling of inflation.The economy appears to be expanding at a 2.5-3.0% pace and inflation continues to hover around 3.0%. In this environment, short-term rates could well remain at current levels for some time, however, there is a clear bias, on the part of the Fed, to tighten monetary policy.

                PNC Institutional Management Corporation
                (Please dial toll-free 800-533-7719 for questions regarding your account or contact your broker.)

                                 THE RBB FAMILY
                               THE RBB FUND, INC.
                         GOVERNMENT SECURITIES PORTFOLIO
                             STATEMENT OF NET ASSETS
                                FEBRUARY 28, 1997
                                   (UNAUDITED)

                                      PAR
                                     (000)       VALUE
                                    -------    ----------
AGENCY OBLIGATIONS--26.0%
Federal Home Loan Bank--3.3%
   6.500% 11/29/05 ...............  $  250     $  245,085
                                               ----------
Federal Home Loan Mortgage Corp.--1.4%
   5.210% 03/04/97 ...............     100         99,957
                                               ----------
Federal National Mortgage
   Association--21.3%
   7.050% 12/10/98 ...............     250        254,437
   6.750% 08/24/00 ...............     250        251,062
   8.250% 12/18/00 ...............   1,000      1,060,570
                                               ----------
                                                1,566,069
                                               ----------
     TOTAL AGENCY OBLIGATIONS
       (Cost $1,865,638) .........              1,911,111
                                               ----------
MORTGAGE BACKED OBLIGATIONS--4.7%
Government National Mortgage
   Association
   9.000% 08/24/00 ...............     327        345,700
                                               ----------
     TOTAL MORTGAGE BACKED OBLIGATIONS
       (Cost $324,618) ...........                345,700
                                               ----------
UNITED STATES TREASURY OBLIGATIONS--68.1%
U.S. TREASURY BONDS--19.6%
   7.250% 05/15/16 ...............     250        259,738
   8.500% 02/15/20 ...............   1,000      1,179,040
                                               ----------
                                                1,438,778
                                               ----------
U.S. TREASURY NOTES--48.5%
   6.125% 05/31/97 ...............     250        250,367
   7.250% 02/15/98 ...............     250        253,407
   7.125% 10/15/98 ...............     500        508,805
   6.125% 08/31/98 ...............     500        501,510
   5.500% 11/15/98 ...............     250        247,982
   6.875% 07/31/99 ...............     250        253,928
   7.500% 10/31/99 ...............     250        258,075
   7.125% 02/29/00 ...............     250        256,150
   6.375% 09/30/01 ...............     250        249,935
   7.500% 11/15/01 ...............     250        261,180

                                      PAR
                                     (000)       VALUE
                                    -------    ----------
U.S. TREASURY NOTES--(CONTINUED)
   7.500% 05/15/02 ...............  $  250     $  262,190
   7.000% 07/15/06 ...............     250        257,050
                                               ----------
                                                3,560,579
                                               ----------
     TOTAL UNITED STATES
       TREASURY OBLIGATIONS
       (Cost $4,766,746) .........              4,999,357
                                               ----------
TOTAL INVESTMENTS--98.8%
   (Cost $6,957,002*) ............              7,256,168
OTHER ASSETS IN EXCESS OF
   LIABILITIES--1.2% .............                 86,190
                                               ----------
NET ASSETS (Applicable to 823,293
   RBB Shares)--100.0% ...........             $7,342,358
                                               ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE
   ($7,342,358 (DIVIDE) 823,293) .                  $8.92
                                                    =====
OFFERING PRICE PER SHARE
   ($8.92 (DIVIDE) .9525) ........                  $9.36
                                                    =====
* Cost for Federal income tax purposes. The gross appreciation (depreciation) on a tax basis is as follows:
        Gross Appreciation .........  $322,057
        Gross Depreciation .........   (22,891)
                                      --------
        Net Appreciation ...........  $299,166
                                      ========

                 See Accompanying Notes to Financial Statements.

                                 THE RBB FAMILY
                               THE RBB FUND, INC.
                         GOVERNMENT SECURITIES PORTFOLIO
                             STATEMENT OF OPERATIONS
                            FOR THE SIX MONTHS ENDED
                          FEBRUARY 28, 1997 (UNAUDITED)

INVESTMENT INCOME
   Interest ...................................  $274,012
                                                 --------
EXPENSES
   Printing expenses ..........................    20,600
   Investment advisory fees ...................    16,787
   Distribution fees ..........................    16,051
   Transfer agent fees ........................    15,363
   Custodian fees .............................     7,560
   Registration fees ..........................     6,000
   Other expenses .............................     3,725
   Administration fees ........................     3,332
   Organization expense .......................       124
                                                 --------
                                                   89,542
   Less fees waived ...........................   (20,119)
   Less expense reimbursements by advisor .....   (41,095)
                                                 --------
      Total Expenses ..........................    28,328
                                                 --------
Net InvestmentIncome ..........................   245,684
                                                 --------
Realized and unrealizedgain (loss)
   on investments
   Net realized (loss) on investments .........    (8,760)
   Increase in net unrealized
      Appreciation on investments .............   109,073
                                                 --------
   Net gain on investments ....................   100,313
                                                 --------
Net increase in net assets resulting
   from operations ............................  $345,997
                                                 ========


   STATEMENT OF CHANGES IN NET ASSETS
                                            FOR THE            FOR THE
                                        SIX MONTHS ENDED      YEAR ENDED
                                       FEBRUARY 28, 1997    AUGUST 31, 1996
                                       -----------------    ---------------
                                          (UNAUDITED)
Increase (decrease) in net assets:
Operations:
   Net investment income ..............  $   245,684          $   591,601
   Net gain (loss) on investments .....      100,313             (287,736)
                                         -----------          -----------
   Net increase in net assets
     resulting from
     operations .......................      345,997              303,865
                                         -----------          -----------
Distributions to shareholders:
Dividends to shareholders from
   net investment income:
     RBB shares .......................     (428,069)            (534,237)
Distributions to shareholders from
   capital:
     RBB shares .......................           --             (254,433)
                                         -----------          -----------
     Total distributions to
       shareholders ...................     (428,069)            (788,670)
                                         -----------          -----------
   Net capital share
     transactions .....................   (1,360,272)          (1,244,286)
                                         -----------          -----------
Total decrease in net assets ..........   (1,442,344)          (1,729,091)
Net Assets:
   Beginning of period ................    8,784,702           10,513,793
                                         -----------          -----------
   End of period ......................  $ 7,342,358          $ 8,784,702
                                         ===========          ===========


                 See Accompanying Notes to Financial Statements.

                                 THE RBB FAMILY
                               THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                          GOVERNMENT SECURITIES PORTFOLIO
                                                 -------------------------------------------------------------------------------
                                                    FOR THE
                                                   SIX MONTHS    FOR THE       FOR THE      FOR THE       FOR THE      FOR THE
                                                     ENDED      YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                 FEBRUARY 28,   AUGUST 31,    AUGUST 31,   AUGUST 31,    AUGUST 31,   AUGUST 31,
                                                     1997          1996          1995          1994         1993         1992
                                                 ------------   ----------    ----------   ----------    ----------   ----------
                                                  (UNAUDITED)
Net asset value, beginning of period ..........    $  9.04        $  9.54      $  9.69       $ 10.73       $ 10.46      $ 10.12
                                                   -------        -------      -------       -------       -------      -------
Income from investment operations:
  Net investment income .......................     0.4904         0.5220       0.5819        0.5931        0.7080       0.8002
  Net gains (losses) on securities
   (both realized and unrealized) .............    (0.1200)       (0.2540)      0.0361       (0.8651)       0.3300       0.3408
                                                   -------        -------      -------       -------       -------      -------
     Total from investment operations .........     0.3704         0.2680       0.6180       (0.2720)       1.0380       1.1410
                                                   -------        -------      -------       -------       -------      -------
Less distributions
  Dividends (from net investment income) ......    (0.4904)       (0.5220)     (0.5819)      (0.5901)      (0.7080)     (0.8010)
  Distributions (from excess net
     investment income) .......................         --              --          --       (0.0235)           --           --
  Return of capital ...........................     0.0000        (0.2460)     (0.1861)      (0.1544)      (0.0600)          --
                                                   -------        -------      -------       -------       -------      -------
     Total distributions ......................    (0.4904)       (0.7680)     (0.7680)      (0.7680)      (0.7680)     (0.8010)
                                                   -------        -------      -------       -------       -------      -------
Net asset value, end of period ................    $  8.92        $  9.04      $  9.54       $  9.69       $ 10.73      $ 10.46
                                                   =======        =======      =======       =======       =======      =======
Total Return .................................. 2.65%(b)(c)       2.75%(b)     6.72%(b)    (2.60%)(b)     10.36%(b)     11.73(b)
Ratios /Supplemental Data
  Net assets, end of period (000) .............     $7,342         $8,785      $10,514       $54,938       $36,296      $25,604
  Ratios of expenses to average net assets ....  .70%(a)(d)        .70%(a)      .72%(a)       .64%(a)       .66%(a)      .83%(a)
  Ratios of net investment income to
   average net assets .........................    6.11%(d)         6.05%        6.59%         5.86%         6.70%        7.81%
  Portfolio turnover rate .....................      25%(c)           77%          86%           65%           47%          21%


(a) Without the waiver of advisory, administration and custody fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Government Securities Portfolio would have been 2.23% annualized for the six months ended February 28, 1997, 2.05%, 1.22%, 1.10%, 1.22% and 1.22% for the years ended August 31, 1996, 1995, 1994,
     1993 and 1992, respectively.

(b)  Sales load not reflected in total return.

(c)  Not annualized.

(d)  Annualized.


                 See Accompanying Notes to Financial Statements.
                                       4

                                 THE RBB FAMILY
                               THE RBB FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 28, 1997
                                   (UNAUDITED)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was incorporated in Maryland on February 29, 1988, and currently has nineteen investment Portfolios, one of which is included in these financial statements.

     The Fund has authorized capital of thirty billion shares of common stock of which 13.48 billion are currently classified into seventy-seven classes. Each class represents an interest in one of nineteen investment portfolios of the Fund. The classes have been grouped into sixteen separate "families," nine of which have begun investment operations: the RBB Family, the BEA Family, the Sansom Street Family, the Bedford Family, the Cash Preservation Family, the Janney Montgomery Scott Money Family, the n/i Family, the Boston Partners Family, and the Bradford Family. The RBB Family represents interests in one portfolio, which are covered in this report.

     A) SECURITY VALUATION -- Government Securities Portfolio: Portfolio securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Corporate bonds, tax-exempt bonds and notes, and government securities are valued on the basis of quotations provided by an independent pricing service which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

     B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Certain expenses, principally distribution, transfer agent and printing, are class specific expenses and vary by class. Expenses not directly attributable to a specific portfolio or class are allocated based on relative net assets of each portfolio and class, respectively.

     C) DIVIDENDS AND  DISTRIBUTIONS  TO SHAREHOLDERS  -- Government  Securities
Portfolio: Dividends from net investment income from each portfolio are declared and paid at least monthly. Any net realized capital gains will be distributed at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of mortgage-backed securities.

     D) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is the Fund's intention to have each portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

     E) REPURCHASE AGREEMENTS -- Money market instruments may be purchased subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian or a third party sub-custodian.

                                 THE RBB FAMILY
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                FEBRUARY 28, 1997
                                   (UNAUDITED)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     F) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to Investment Advisory Agreements, PNC Institutional Management Corp. ("PIMC"), a wholly owned subsidiary of PNC Asset Management Group, Inc., which is in turn a wholly owned subsidiary of PNC Bank, National Association ("PNC Bank"), serves as investment advisor for the portfolio described herein.

     For its advisory services, PIMC is entitled to receive the following fees, computed daily and payable monthly based on a portfolio's average daily net assets:

     PORTFOLIO                                   ANNUAL RATE
---------------------          -------------------------------------------------
Government Securities          .40% of first $250 million of net assets;
   Portfolio                   .35% of next $250 million of net assets;
                               and .30% of net assets in excess of $500 million.

     PIMC may, at its discretion, voluntarily waive all or any portion of its advisory fee. For the six months ended February 28, 1997, advisory fees and waivers were as follows:

                                      GROSS                            NET
                                    ADVISORY                        ADVISORY
                                       FEE            WAIVER           FEE
                                    --------        -----------     --------
Government Securities Portfolio     $ 16,787        $  (16,787)      $   --

     PNC Bank serves as custodian for the Fund. PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank, serves as transfer and disbursing agent.

     PFPC may, at its discretion, voluntarily waive all or any portion of its transfer agency fee. For the six months ended February 28, 1997, transfer agency fee for Government Securities Portfolio was $15,363.

     In addition, PFPC serves as administrator for the Government Securities Portfolio. The administration fee is computed daily and payable monthly at the annual rate of .10% of the Portfolio's average daily net assets. PFPC may, at its discretion, voluntarily waive all or any portion of its administration fee. For the six months ended February 28, administration fees and waivers were as follows:

                                          GROSS                         NET
                                     ADMINISTRATION               ADMINISTRATION
                                           FEE          WAIVER          FEE
                                     --------------    --------   --------------
Government Securities Portfolio         $ 3,332        $(3,332)        $ --
                                        =======        =======         =====

                                 THE RBB FAMILY
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                FEBRUARY 28, 1997
                                   (UNAUDITED)


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     The Fund, on behalf of each class of shares within the investment portfolios, has adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and has entered into Distribution Contracts with Counsellors Securities Inc. ("Counsellors"), which provide for each class to make monthly payments, based on average net assets, to Counsellors of up to .65% on an annualized basis for the Bedford, Bradford, Cash Preservation, Janney Montgomery Scott and RBB Classes, and up to .20% on an annualized basis for the Sansom Street Class.

     For the six months ended February 28, 1997, distribution fees were as follows:

                                                      DISTRIBUTION
                                                           FEE
                                                      ------------
          Government Securities Portfolio
              RBB Class                                 $  16,051
                                                        =========

NOTE 3. PURCHASE AND SALES OF SECURITIES

     For the six months ended February 28, 1997, purchases and sales of investment securities and United States Government Obligations (other than short-term investments) were as follows:

                             INVESTMENT SECURITIES   U.S. GOVERNMENT OBLIGATIONS
                            ----------------------   ---------------------------
                             PURCHASES      SALES     PURCHASES         SALES
                            -----------    -------   -----------     -----------
 Government Securities
   Portfolio                  $  --        $  --     $ 1,773,164     $ 1,813,043

NOTE 4. CAPITAL SHARES

     Transactions in capital shares for each period were as follows:


                                                GOVERNMENT SECURITIES PORTFOLIO
                                -------------------------------------------------------------
                                           FOR THE                           FOR THE
                                      SIX MONTHS ENDED                     YEAR ENDED
                                      FEBRUARY 28, 1997                  AUGUST 31, 1996
                                ---------------------------       ---------------------------
                                  SHARES           VALUE            SHARES           VALUE
                                -----------     -----------       -----------     -----------
Shares sold:
     RBB Class                        2,379     $    21,973            18,278     $   167,759
Shares issued in reinvestment
   of dividends:
     RBB Class                       28,602         259,381            50,559         478,224
Shares repurchased:
     RBB Class                     (179,229)     (1,641,626)         (198,915)     (1,890,269)
                                -----------     -----------       -----------     -----------
Net decrease                       (148,248)    $(1,360,272)         (130,078)    $(1,244,286)
                                ===========     ===========       ===========     ===========
RBB Shares authorized           100,000,000                       100,000,000
                                ===========                       ===========


                                 THE RBB FAMILY
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                FEBRUARY 28, 1997
                                   (UNAUDITED)

NOTE 5. NET ASSETS

     At February 28, 1997, net assets consisted of the following:

                                                              GOVERNMENT
                                                              SECURITIES
                                                               PORTFOLIO
                                                             -----------
 Capital Paid-In                                             $11,540,081
 Accumulated Net Realized Gain (Loss) on Investments          (4,471,731)
 Undistributed Net Investment Income                             (25,158)
 Unrealized Appreciation on Investments                          299,166
                                                             -----------
                                                             $ 7,342,358
                                                             ===========

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